Long Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt Disclosure Abstract
Long-term debt Disclosure
7.	Long-Term Debt
Long-term debt consists of the following:

	Bank Loans	Entity	As of December 31, 2011	As of December 31, 2010	Margin
(i)	Issued in April, 2007 maturing in June, 2017	Capital Product Partners L.P.	$366,500	$366,500	1.35% to 1.45%
(ii)	Issued in March, 2008 maturing in March 2018	Capital Product Partners L.P.	$242,080	107,500	1.35% to 1.45%
(iii)	Issued in June 2011 maturing in March 2018	Capital Product Partners L.P.	25,000	—	3.25%

	Total		$633,580	$474,000

	Less: Current portion		$18,325	—

	Long-term portion		$615,255	$474,000

On June 9, 2011 the Partnership entered into a loan agreement with Credit Agricole Emporiki Bank for a credit facility of $25,000 in order to partially finance the acquisition of the shares of the vessel owning company of the M/V Cape Agamemnon from CMTC. On June 10, 2011 the Partnership drew down the amount of $25,000. The credit facility is non-amortizing until March 31, 2013 and is payable in twenty equal consecutive quarterly installments commencing in June 2013 plus a balloon payment in March 2018. This credit facility contains customary ship finance covenants and is secured and guaranteed by the vessel owning company of the M/V Cape Agamemnon.

On March 19, 2008 the Partnership entered into a loan agreement with a syndicate of financial institutions including HSH Nordbank AG for a non amortizing credit facility, of up to $350,000 for the partial financing of vessels' acquisition by the Partnership. The amounts drawn down under this facility are non-amortizing until June 2013 and will be repaid by twenty equal consecutive quarterly installments commencing in June 2013 plus a balloon payment due in March 2018. Loan commitment fees are calculated at 0.325% per annum on any undrawn amount and are paid quarterly.
On September 30, 2011, the Partnership completed the refinancing of Crude's outstanding debt of $134,580 using its existing $350,000 credit facility entered into in March 2008. The refinanced amount, as with all amounts drawn down under this credit facility, is non-amortizing until June 2013 and will be repaid by twenty equal consecutive quarterly installments plus a balloon payment in March 2018. The M/T Alexander the Great, M/T Achilleas, M/T Miltiadis M II, and M/T Aias were added as collateral to this credit facility.
On March 22, 2007, the Partnership entered into a loan agreement with a syndicate of financial institutions including HSH Nordbank AG for a revolving credit facility, of up to $370,000 for the financing of the acquisition cost, or part thereof, of up to fifteen medium range product tankers. This credit facility is non amortizing up to June 2012 and will be repaid in twenty equal consecutive quarterly installments commencing in September, 2012 plus a balloon payment due in June, 2017. Loan commitment fees are calculated at 0.20% per annum on any undrawn amount and are paid quarterly.
The Partnership's credit facilities contain customary ship finance covenants, including restrictions as to: changes in management and ownership of the mortgaged vessels, the incurrence of additional indebtedness, the mortgaging of vessels, the ratio of EBITDA to Net Interest Expenses shall be no less than 2:1, minimum cash requirement of $500 per vessel of which 50% may be constituted by undrawn commitments under the revolving facility, as well as the ratio of net Total Indebtedness to the aggregate Market Value of the total fleet shall not exceed 0.80:1. The credit facilities also contain the collateral maintenance requirement in which the aggregate average fair market value, of the collateral vessels shall be no less than 125% of the aggregate outstanding amount under these facilities. Also the vessel-owning companies may pay dividends or make distributions when no event of default has occurred and the payment of such dividend or distribution has not resulted in a breach of any of the financial covenants. As of December 31, 2011, and 2010 the Partnership was in compliance with all financial debt covenants.
The credit facilities have a general assignment of the earnings, insurances and requisition compensation of the respective vessel or vessels. Each also requires additional security, including: pledge and charge on current account; corporate guarantee from each of the twenty-seven vessel-owning companies, and mortgage interest insurance.
The Partnership's credit facilities contain a “Market Disruption Clause” where the lenders, at their discretion, may impose additional interest margin if their borrowing rate exceeds effective interest rate (LIBOR) stated in the loan agreement with the Partnership. For the years ended December 31, 2011, 2010 and 2009 the Partnership incurred an additional interest expense in the amount of $1,290 and $1,468 and $1,799 respectively due to the “Market Disruption Clause”.
On June 30, 2009, the Partnership reached an agreement with its lenders to amend certain covenants in its $370,000 and $350,000 credit facilities. It was agreed to increase the fleet loan-to-value covenant to 80% from 72.5% in both of its credit facilities. It was also agreed that a number of the Partnership's vessels currently on long term period charter with certain of our top rated charterers will be valued on the basis of their current estimated fair value plus the value of their remaining charter instead of charter free subject to the credit rating of the charterers by two reputable international credit rating agencies. In exchange, the interest margin for both of the Partnership's credit facilities was increased to 1.35% - 1.45% over LIBOR subject to the level of the asset covenants. These amendments were effective immediately and are valid until June 2012. All other terms in both of the Partnership's facilities remain unchanged. The margins prior to the amendment of the terms were 0.75% over LIBOR for the $370,000 credit facility and 1.10% over LIBOR for the $350,000 credit facility.

The Partnership's draw downs under its credit facilities are as follows:

Vessel / Entity	Date	$370,000 Credit Facility (i)	$350,000 Credit Facility (ii)	$25,000 Credit Facility (iii)
Capital Product Partners L.P.	04/04/2007	$30,000
M/T Atrotos	05/08/2007	56,000
M/T Akeraios	07/13/2007	56,000
M/T Apostolos	09/20/2007	56,000
M/T Attikos	09/24/2007	20,500
M/T Anemos I	09/28/2007	56,000
M/T Alexandros II	01/29/2008	48,000
M/T Amore Mio II	03/27/2008		$46,000
M/T Aristofanis	04/30/2008		11,500
M/T Aristotelis II	06/17/2008	20,000	28,000
M/T Aris II	08/20/2008	24,000	22,000
M/V Cape Agamemnon	06/09/2011			$25,000
Crude Carriers Corp. and its subsidiaries	09/30/2011		134,580

Total		$366,500	$242,080	$25,000

As of December 31, 2011, the amount of $3,500 and $107,920 of the Partnership's credit facilities of up to $370,000 and $350,000 ((i) and (ii) in the above table), respectively had not been drawn down.
Following the swap agreements that the Partnership has entered into, the interest rate under the credit facilities of $370,000 and $350,000 ((i) and (ii) in the above table), excluding the September 2011 drawn down of $134,580, is fixed.
For the years ended December 31, 2011, 2010 and 2009 the Partnership recorded interest expense of $32,216, $31,634 and $30,508, respectively. As of December 31, 2011 and 2010 the weighted average interest rate of the Partnership's loan facilities was 5.28% and 6.64%, respectively.
The required annual loan payments to be made subsequent to December 31, 2011 are as follows:

Year ended December 31,	$370,000 Credit Facility (i)	$350,000 Credit Facility (ii)	$25,000 Credit Facility (iii)	Total
2012	$18,325	$—	$—	18,325
2013	36,650	18,156	2,250	57,056
2014	36,650	24,208	3,000	63,858
2015	36,650	24,208	3,000	63,858
2016	36,650	24,208	3,000	63,858
Thereafter	201,575	151,300	13,750	366,625

Total	$366,500	$242,080	$25,000	$633,580